SUPPLEMENT DATED MAY 1, 1997
                             TO THE PROSPECTUSES OF

                               Franklin Money Fund
                           Franklin Federal Money Fund
                             dated November 1, 1996

                         Franklin Tax-Exempt Money Fund
                             dated December 1, 1996

The prospectus is amended as follows:

I. The following paragraph is added under "How Do I Sell Shares?":

 Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.

II. The section "How Do I Sell Shares? - Contingent Deferred Sales Charge" is replaced in its entirety with the following:

 Contingent Deferred Sales Charge

 Most Franklin Templeton Funds impose a Contingent Deferred Sales Charge on certain investments if you sell all or a part of the investment within the Contingency Period. While the Fund generally does not impose a Contingent Deferred Sales Charge, it will do so if you sell shares that were exchanged into the Fund from another Franklin Templeton Fund and those shares would have been assessed a Contingent Deferred Sales Charge in the other fund. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The time the shares are held in the Fund does not count towards the completion of any Contingency Period.

 We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

 Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.